UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2011

S1 Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-24931	582395199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

705 Westech Drive, Norcross, Georgia	30092
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (404) 923-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 1, 2011, S1 Corporation (the "Company") issued a press release announcing its results of operations for the second quarter ended June 30, 2011. That press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also, on August 2, 2011, at 8:30 a.m. ET, the Company will hold a conference call during which the results of the second quarter June 30, 2011 will be discussed.

The information contained in this Item 2.02, including the exhibit referenced herein, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18.

Forward Looking Statements
Certain statements herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, those regarding any transaction with Fundtech Ltd. and other statements that are not historical facts. These statements involve risks and uncertainties including those detailed in S1's Annual Reports on Form 10-K and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. S1 disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It
In connection with the proposed transaction with Fundtech, S1 and Fundtech intend to file relevant materials with the SEC and other governmental or regulatory authorities, including a proxy statement and information statement, respectively. INVESTORS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT S1, FUNDTECH AND THE TRANSACTION. The proxy statement, information statement and certain other relevant materials (when they become available) and any other documents filed by S1 or Fundtech with the SEC may be obtained free of charge at the SEC's website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting S1's Investor Relations at (404) 923-3500 or by accessing S1's investor relations website at www.s1.com; or (ii) by contacting Fundtech's Investor Relations at (201) 946-1100 or by accessing Fundtech's investor relations website at www.fundtech.com. Investors are urged to read the proxy statement and information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the transaction.

Participants in the Solicitation
S1, Fundtech and their respective executive officers and directors may be deemed to be participating in the solicitation of proxies in connection with the transaction between the companies. Information about the executive officers and directors of S1 and the number of shares of S1's common stock beneficially owned by such persons is set forth in the proxy statement for S1's 2011 Annual Meeting of Stockholders which was filed with the SEC on April 8, 2011. Information about the executive officers and directors of Fundtech and the number of Fundtech's ordinary shares beneficially owned by such persons is set forth in the annual report on Form 20-F which was filed with the SEC on May 31, 2011. Investors may obtain additional information regarding the direct and indirect interests of S1, Fundtech and their respective executive officers and directors in the transaction by reading the proxy statement and information statement regarding the transaction with Fundtech when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits. The following exhibit is furnished pursuant to Item 2.02:

Exhibit No.	Description

99.1	Press release dated August 1, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 Corporation (Registrant)
August 1, 2011 (Date)	/s/ PAUL M. PARRISH Paul M. Parrish Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 1, 2011.